UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  November 2, 2004
                                                ----------------------
                          RF Micro Devices, Inc.
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          (Exact Name of Registrant as Specified in Its Charter)


North Carolina               0-22511                    56-1733461
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(State or Other          (Commission File           (I.R.S. Employer
 Jurisdiction of              Number)                Identification No.)
 Incorporation)


7628 Thorndike Road, Greensboro, North Carolina           27409-9421
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(Address of Principal Executive Offices)                  (Zip Code)


                                (336) 664-1233
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           (Registrant's Telephone Number, Including Area Code)

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        (Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.


     (d) On November 2, 2004, the Board of Directors (the "Board") of RF Micro Devices, Inc. (the "Company"), upon the recommendation of the Board's Governance and Nominating Committee, elected Jeffery R. Gardner to serve as a director, effective immediately, until the 2005 annual meeting of the Company's shareholders or until his prior death, resignation or removal.
Mr. Gardner, who currently is the executive vice president and chief financial officer of ALLTEL Corporation, was appointed by the Board to serve as a member of the Board's Audit and Governance and Nominating Committees effective January 1, 2005. A copy of the press release announcing
Mr. Gardner's election to the Board, dated November 4, 2004, is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits.

            Exhibit No.          Description of Exhibit
            -----------          ----------------------
            99.1                 Press release dated November 4, 2004

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                                    SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RF Micro Devices, Inc.
                                       -------------------------------
                                        (Registrant)


                                        By: /s/ William A. Priddy, Jr.
                                            ----------------------------
                                             William A. Priddy, Jr.
                                             Vice President, Finance
                                             and Administration and
                                             Chief Financial Officer


Date:  November 4, 2004

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                        EXHIBIT INDEX


Exhibit No.                 Description of Exhibit
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99.1                        Press release dated November 4, 2004